E-125
Exhibit No. 8
IBF VI - Guaranteed Income Fund
Form SB-2

                     AMENDED LOAN AGREEMENT

     AGREEMENT made as of this 23rd day of June, 1998 between [name], a Georgia limited liability Company ("Borrower") and IBF
Participating Income Fund ("Lender").

                           WITNESSETH:

     Lender's assignor together with Borrower's assignor are parties to a Loan Agreement dated May ____, 1998 ( the "First Loan Agreement') pertaining to the acquisition of the Winecoff Hotel in Atlanta Georgia (the "Property"). Borrower has succeeded to the interest of the purchaser to acquire the said Property and desires to borrow from Lender a total of $1,800,000 (which includes the balance of principal and interest due Lender as the First Advance under the First Loan Agreement)

     NOW, THEREFORE, the parties hereto agree as follows:

Article I.  The Loan.

     Section 1.01 Loan. The Loan shall be in the amount of $1,800,000. Simultaneously herewith the Borrower shall execute and deliver to Lender a Consolidated Note which shall consolidate and combine the outstanding principal and interest due under the First Loan Agreement and this Amended Loan Agreement. (The
"Note").

Article II. Representations and Covenants.

     Section 2.01. Representations. The Borrower represents and warrants to the Lender which representations shall be true as of the date hereof, that:

          (a) The Borrower has the power and authority to execute, deliver and perform this Agreement, and each of the other documents executed in connection therewith (collectively, the "Loan Documents") to own its properties and to carry on its business as now conducted;

          (b) The execution, delivery performance of the Loan Documents (i) have been duly authorized by all requisite action of Borrower; (ii) to Borrower's knowledge does not violate any
provision of law, the Borrower's   Operating Agreement any order
of any court or other agency, or any agreement to which the Borrower is a party or by which the Borrower is bound; and (iii) will not be in conflict with, result in a breach or constitute (with due notice or lapse of time or both) a default under any such agreement;

lien against the Property, free and clear of any other liens or encumbrances other than Permitted Encumbrances as therein described.

Article IV Extension of Maturity Date

     Section 4.1 Loan Extension. Borrower shall have the right to extend the stated Maturity Date as set forth in the Note for one additional period of six months provided:

     (a) Borrower is not at the time of the request to extend in default hereunder or under the Note or the Deed to Secure Debt;

     (b) Borrower requests the extension in writing at least thirty (30) days in advance of the Maturity Date and has furnished proof that the Second Mortgage has been satisfied of record or extended for not less than the extended Maturity Date hereunder.

     (c)  All sums then due Lender have been paid;

     (d) Borrower has paid Lender together with the written request to extend, an extension fee of I% of the amount of the then outstanding principal balance of the Loan and has delivered to Lender a sum equal to interest payment due hereunder.

Article V Origination Fee.

     Borrower agrees to compensate Lender in connection with its to due diligence, and originating the Loan by the payment of an origination fee equal to 5% of the aggregate of the Note, payable simultaneously with and out of the proceeds of the loan.

     Section 5.1 Legal Fees. Borrower authorizes Lender to disburse from the Loan to be advanced simultaneously herewith the sum of S4000, be paid to the order of Holm & Drath, Esqs. to defray Lenders costs in connection with this Agreement. Borrower shall also be responsible to pay any additional r1egal fee Lender may incur in connection with the Loan.

Article V1. Default.

     Section 6.01 Events of Default. Each of the following shall constitute and "Event of Default" under this Agreement;

     (a) If any representation or warranty made in connection with this Agreement shall be untrue or incorrect in any material respect;

     (b) The failure to make any payment of principal or interest under the Note within ton (10) days after the due date thereof;

     (c) A default in respect of any liabilities or obligations (present or future, absolute or contingent, secured or unsecured, matured or unmatured, joint or several) of the Borrower, or any of its affiliates, to the Lender included any under this Agreement, after the expiration of any applicable grace, notice or cure period-,

     (d) The admission (whether in writing or otherwise) by Borrower of its inability to pay its debts generally as they become due;

     (e) The commencement by the Borrower or any Guarantor of a voluntary case or other proceeding) under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable foreign or state bankruptcy, insolvency or other similar law; or the continued existence for more than (60) days in respect of the Borrower of any Guarantor of an involuntary case (or other proceeding) under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable bankruptcy applicable bankruptcy, insolvency or other similar law, or the appointment of a receiver, liquidator, assignee, custodian, manager, trustee, sequestrator or similar official of the Borrower or any Guarantor or for any substantial part of its business; or the making by the Borrower or any Guarantor of any assignment for the benefit of creditors; of the failure of the Borrower generally to pay its debts as they become due; of the taking by the Borrower of action to do or authorize any of the foregoing or in the furtherance of any of the foregoing.

Section 6.02 Effect of Default     (a)  Upon the occurrence of an
Event of Default, the Lender, in its sole and absolute discretion, may (i) declare all of the outstanding principal balance to be immediately due and payable and/or exercise such of the other remedies provided for in the Loan Documents as the Lender may elect; and/or (ii) pursue any other rights or remedies available to the Lender under this Agreement or the other Loan Documents. Upon the occurrence of an Event of Default interest shall accrue at the raw of 24% per annum.

     (b) Without limiting any remedy otherwise available to the Lender, the Borrower shall pay a late charge, to the extent permitted by law, of five ($.05) cents per each dollar ($1. 00) of each payment more than ten (10) days in arrears and accepted by the Lender, to cover the extra expense involved in handling delinquent payments.

     (c) If the Borrower fails to observe or perform any of the covenants or agreements on the part of the Borrower to be performed hereunder, then the Lender may, but shall not be obligated to, perform the same and all necessary and reasonable costs incurred by the Lender in performing the Borrower's covenants and agreements, including reasonable counsel fees, shall be repaid by the Borrower upon demand, together with interest thereon at the default rate under the Note.

     Section 6.03    No Waiver     (a) Any failure of the Lender
to exercise its option to declare the Credit Loans immediately due and payable, or any forbearance by the Lender before or after any exercise of such option, or any forbearance to exercise any other remedy of the Lender, or any withdrawals or abandonment of the Lender of any of its rights in any one circumstance, shall not be construed as a waiver of any option, power, remedy or right of the Lender hereunder except to the extent, if any, the action of the Lender constitutes an express waiver with respect to such one circumstance. The rights and remedies of the Lender expressed and contained in this Agreement and in the other Loan Documents are commutative and none of them shall be deemed to be exclusive of any other or of any right or remedy the Lender may now or hereafter have in law or in equity. The election of any one or more remedies shall not be deemed to be an election of remedies under any statute, rule, regulation or other law.

     (b) The obligations of the Borrower( and the rights and remedies of the Lender against the Borrower) hereunder shall in no way modified, abrogated, terminated or adversely affected by
(i) any forbearance by the Lender in collecting any sums due, or
(ii) the granting of any extension of time to perform any obligation hereunder or (iii) any impairment of the collateral, if any, which may now or hereafter be assigned or delivered to Lender to secure payment of the Credit Loans, by reason of any act, failure to act or negligence of the Lender.

Article VII    Interest Reserve:   Simultaneously and from the
Loan proceeds, Borrower has delivered to Lender $137,445 representing six months of interest payments due under the Note.
Accordingly, Borrower shall be deemed to have made and paid each of the first six monthly payments due under the Note.

Article VIII   Miscellaneous

     Section 7.01 Notice. All notices to be given hereunder shall be delivered by hand, or sent to the party to be notified via certified mail, return receipt requested or sent by recognized overnight courier which provided evidence of receipt and shall be deemed given when delivered by hand or one (1) business day after delivery to such recognized overnight courier for the next business day or three (3) business days after being posted with the United States Postal Service addressed to the parties as follows

     If to the Lender at:     IBF Participating Income Fund
                    1733 Connecticut Avenue
                    Washington, D.C. 20009

     If to the Borrower: [name]
                    Atlanta, Georgia, 30013

     Section 7.02   Successors-and Assigns   The terms Borrower
and Lender, shall include the named Borrower and the named Lender and their respective legal representative successors and assigns.

     Section 7.03 Severability. If any or more of the provisions contained in this Agreement or in any of the other Loan Documents shall for any reason be held to be invalid, Illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement of any other of the other Loan Document.

     Section 7.04 Expenses of Lender. The Borrower shall pay all reasonable out-of-pocket expenses, including but not limited to counsel fees incurred by the Lender in connection with the preparation, execution and delivery of this Agreement and the enforcement or amendment of any of its rights or provisions hereunder.

     Section 7.05 Indemnity The Borrower shall indemnify and hold harmless the Lender from and against any and all liabilities, obligations, losses, damages, penalties, claims, reasonable actions, suits proceedings, judgments, costs, expenses, and disbursements, including but not limited t0counsel fees, in any way relating to or arising out of the failure of the Borrower to perform in full its obligations under this Agreement or under any of the other Loan Documents.

     Section 7.06   Applicable Law.     This Agreement shall be
governed by and construed in accordance with the laws of the State of Georgia without regard to conflict of laws principles.

     Section 7.07    Jurisdiction.      ANY ACTION OR PROCEEDING
IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN A COURT OF
RECORD OF THE STATE OF GEORGIA OR THE FEDERAL DISTRICT COUKIAN
THE STATE OF NEW YORK OR THE DISTRICT OF COLUMBIA.

     Section 7.08 Waiver of Certain Defenses. IN ANY ACTION OR PROCEEDING IN CONNECT10N WITH THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, THE BORROWER WAIVES ANY CLAIM THAT ANY FORUM LISTED HEREIN IS INCONVENIENT AND FURTHER WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACBES AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION EXCEPT FOR ANY COUNTERCLAIMS DEEMED COMPULSORY UNDER APPLICABLE COURT RULES OR STATES. THIS PARAGRAPH SHALL NOT BE DEEMED TO BE A WAIVER OF ANY OTHER DEFENSE THAT MAY BE RIGHTFULLY IWASSERTED BY BORROWER.

     Section7.09    Waiver of Jury Trial and Waiver of Certain
Damages.   IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS
AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE LENDER AND BORROWER MUTUALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY AND BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     Section 7. 10  Joint and Several Liability.   If this
Agreement is executed by more than one person or entity, all representations, warranties, obligations and covenants made by the Borrower hereunder shall be deemed to have been made by each of such persons and entities and the obligations and duties of such parties hereunder shall be deemed to be joint and several in all respects.

     Section7.11     Counterparts.  This Agreement maybe executed
in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Borrower and Lender as of the day and year first above written.

                    BORROWER:[name][

                              By:
                         ___________________________________
                              Name:
                              Title:

                    LENDER:   IBF PARTICPATING INCOME FUND.

                              By:
                         ____________________________________
                              Name:
                              Title:

                  CONSOLIDATED PROMISSORY NOTE

$1,800,000                                           JUNE 23,1998

FOR VALUE RECEIVED, [name] ( the "Borrower"), a Georgia corporation promises to pay IBF Participating Income Fund, ( the "Lender") or order, at Lender's office at 1733 Connecticut Avenue NW, Washington DC 20009 or at such other address that any holder of this note designates, the principal sum of One Million Seven Hundred & Sixty Thousand ($1,700,000) Dollars with interest from the date of advancement hereof on the unpaid principal at the rate and in the manner hereinafter provided in lawful money in the United States of America.

     This Note shall be payable in full on December 23, 1998, ( the "Maturity Date") at which time all principal outstanding, together with all accrued and unpaid interest, shall be due and payable.

     Interest on the outstanding balance shall accrue at the rate of 15% per annum, until the Maturity Date. The Borrower shall have the right to extend the Maturity Date for one additional period of six months ( to expire no later than June 22, 1999) provided:

     (a) Borrower is not in default hereunder or under the terms of a Deed to Secure Debt of even date given by Borrower to Lender (the "Mortgage") or under an Amended Loan Agreement of even date (the ""Loan Agreement") at the time of the request to extend;

     (b) The Deed to Secure Debt given by Borrower to JAMION AMERICAN CORP. the ("Second Mortgage") has been satisfied and removed of record or the term extend to mature no sooner than the extended Maturity Date hereunder;

     (c) Borrower requests the extension in writing at least thirty (30) days in advance of the Maturity Date;

     (d) Borrower has paid Lender together with the written request to extend, an extension fee of 1% of the amount of the then outstanding principal balance of the Note and has also delivered to Lender a sum equal to interest payments for the succeeding six months under this Note.

     The principal balance of the Note includes the principal balance and accrued interest under a Commercial Promissory Note dated May , 1998 in the original principal amount of $107,000 made by Borrower in favor of IBF Special Purpose Corporation III, (which note has been assigned to Lender) and as such is consolidated hereinunder.

     If a payment of principal or interest due hereunder is not made within fifteen (15) days of its due date interest shall therefore accrue at the lower of 24% per annum or the maximum permitted rate, until paid.

     If at any time while this Note is outstanding, any one or more of the following events of default shall occur:

     (a) a default in the performance or observance of the terms of the Loan Agreement;

     (b) a default in the prompt payment of any sum at any time due under this Note;

     (c) the filing of a voluntary bankruptcy petition by the Borrower or the filing of an involuntary bankruptcy petition against the Borrower which is not discharges within sixty (60) days after its filing;

     (d) a default in the performance or observance of any of the terms of any Deed to Secure Debt or mortgage including the Second Mortgage;

then and in any such event, the Lender may, at its option, without notice or demand, declare the principal and a1l interest then accrued under this Note to be immediately due and payable without presentment, demand, protest or other notice of dishonor of any kind, all of which are hereby expressly waived. No course of dealing or delay in accelerating the maturity of this Note or in taking any other action with respect to any event of default shall affect rights later to take such action with respect thereto and no waiver as to any one default shall affect rights as to any other default.

     The Borrower shall have the privilege of paying all of the principal balance at any time, In the event of a prepayment, Borrower shall be entitled to the amount of unearned interest then held by Lender pursuant to the Loan Agreement against the then outstanding principal balance of the Note. Upon the payment in full whether at the Maturity Date or otherwise, the Borrower shall pay to Lender an amount equal to 3% of the original principal balance of this Note and unless the same is paid this Note shall not be deemed fully satisfied.

     The Borrower agrees by making this Note or by making an agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of notice or further assent (a) to the substitution, exchange or release by the Lender or holder (s) hereof at any time of any additional collateral or security of this Note, (b) to the modification or amendment, at any time and from time to time this Note, Mortgage or any other instrument securing this Note, at the request of any person liable hereon, (c) to the granting by the Lender or holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, or any other instrument securing this Note at the request of any person liable hereon, and (d) to any and all forbearance and indulgences whatsoever. Such consent shall not alter or diminish the liability of any person.

     The Borrower agrees to pay all reasonable expenses and costs, including without limitation attorney's fees, appraisal fees, and costs of collection, which may be incurred by the holder hereof in connection with the enforcement of any obligations hereunder or under any instrument or document executed in connection herewith or in connection with representation with respect to bankruptcy or insolvency proceedings.

     This Note shall be the joint and several obligation of the Borrower and all sureties and endorsers, and shall be binding upon them and their respective successors and assigns and each an and any of them.

     IN WITNESS WHEREOF, the Borrower has executed this Consolidated Promissory Note as an instrument under seal as of the day and date first written above.


     Witness:                      [name]


     ___________________________        By:
________________________________

                               AFTER RECORDING, PLEASE RETURN TO:

                                   Holm & Drath LLP
                                   400 Park Avenue
                                   New York, New York 10022
                                   Attention: Lawrence I. Drath,
                         Esq.

STATE OF GEORGIA

COUNTY OF COBB

                       DEED TO SECURE DEBT

     THIS INDENTURE, made as of the 26th day of June, 1998, by and between [name], a Georgia limited liability company
(hereinafter referred to as the "Borrower "), and IBF
PARTICIPATING INCOME FUND, a Delaware corporation (hereinafter referred to as the "Lender");

                           WITNESSETH:

     WHEREAS, Borrower has executed and delivered to Lender that certain Promissory Note dated on or about the date hereof (the "Note") evidencing certain indebtedness of Borrower to Lender in the original principal amount of S 1,800,000.00 arising from the loan in such amount made by Lender to Borrower; and

     WHEREAS, Borrower and Lender desire to enter into this Deed to Secure Debt in order to secure the aforesaid indebtedness.

     NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

     That for and in consideration of the sum of Ten and No/100 ($10.00) Dollars in hand paid and the other considerations hereinafter mentioned, receipt whereof is hereby acknowledged, the Borrower does hereby bargain, sell, grant and convey to the Lender, its successors and assigns all of the land described in Exhibit "A" attached hereto and incorporated herein, together with all buildings, improvements (including improvements to be made hereafter) and fixtures attached or affixed thereto (hereinafter collectively called the "Property ").

     TOGETHER WITH all and singular the rights, members and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Property hereinabove mentioned or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Borrower.

     TO HAVE AND TO HOLD the premises and all parts, rights, members and appurtenances thereof to the use, benefit and behalf of the Lender, its successors and assigns in fee simple forever; and the Borrower covenants that the Borrower is lawfully seized and possessed of the Property in fee simple and has good right to convey the same, and that the Borrower will warrant and defend the title thereto against the claims of all persons claiming by, through or under Borrower, subject only to those matters enumerated on Exhibit "B", attached hereto and made a part hereof

     This conveyance is intended (i) to constitute a security agreement as required under the Uniform Commercial Code of Georgia and (ii) to operate as and to be construed as a deed passing the title to the Property to the Lender and is made under those provisions of the existing laws of the State of Georgia relating to Deeds to Secure Debt, and not as a mortgage, and is given to secure (a) a debt evidenced by the Note, payable to the order of the Lender in the principal sum of $1,800,000.00 with interest payable at the rate therein specified, to be paid as specified in the Note (said amount hereinafter sometimes referred to as the "Indebtedness"); (b) any and all renewals and extensions of the Note; and (c) all costs of collection including reasonable attorneys fees if collected by or through an attorney at law. The entire unpaid principal balance and all accrued and unpaid interest thereon, if not sooner paid, shall be due and payable on December 23, 1998, as such due date may be extended for one period of six (6) months to June 22, 1999, as provided in the Note.

     The Borrower covenants with the Lender as follows:

                            ARTICLE I

     1.01 Payment of Indebtedness. The Borrower will pay the Note according to the tenor thereof and all other sums secured hereby promptly as the same shall become due.

     1.02 Taxes, Liens and Other Charges.

     (a) The Borrower will pay, before the same become delinquent, all taxes, liens, assessments and charges of every character already levied or assessed or that may hereafter be levied or assessed upon or against the Property and all utility charges, whether public or private.

     (b) The Borrower will not suffer or create any mechanic's, materialmen's, laborer's statutory or other lien which might or could be prior to, equal, or junior to this Deed to Secure Debt to be created or to remain outstanding upon any part of the Property, except as a Permitted Encumbrance.

     1.03 Insurance. The Borrower shall keep the buildings and improvements now existing upon the Property insured for the lesser of their replacement value or fair market value against loss or damage by fire and other casualty including (i) fire, and
(ii) the perils covered by extended coverage insurance. Such insurance shall be maintained with such companies as are authorized to do business in the State of Georgia. Such policies shall insure the Lender's interest in the Property, name the Lender as an insured party thereunder, provide that the losses thereunder shall be payable to the Lender and provide that no cancellation or reduction in coverage shall be effective unless the insurer first gives the Lender thirty (30) days' prior written notice.

     1.04 Care of Premises.

     (a) If the Property or any part thereof is damaged by fire or any other cause, the Borrower will give immediate written notice of such damage to the Lender.

     (b) The Lender or its representative is hereby authorized to enter upon and inspect the Property at any time during normal business hours upon reasonable advance notice to the Borrower.

     (c) The Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Property or any part thereof, subject to the right to contest the same in good faith.

     (d) The Borrower shall not permit any waste to the Property.

     1.05 Expenses. The Borrower will pay or reimburse the Lender for all reasonable attorneys' fees, costs and expenses incurred by the Lender in any action, legal proceeding or dispute of any kind in which the Lender is made a party, or appears as party plaintiff or defendant affecting the Indebtedness, this Deed to Secure Debt or the interest created herein, or the Property, including but not limited to the exercise of the power of sale of this Deed to Secure Debt, any condemnation action involving the Property or any action to protect the security hereof, and any such amounts paid by the Lender shall be added to and be a part of the Indebtedness.

     1.06 Performance by the Lender of Defaults by the Borrower. If the Borrower shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Property, in the payment of any insurance premium, in the procurement of insurance, coverage or in the performance or observance of any covenant, condition or term of this Deed to Secure Debt, and such default is not cured within the applicable notice and cure periods set forth herein, then the Lender, at its option, may, but shall not be required to, perform or observe the same, and all payments made or costs incurred by the Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Borrower to the Lender.

     1.07 Condemnation. If all or any part of the Property shall be damaged or taken through condemnation (which term when used in this Deed to Secure Debt shall include any damage or taking by any governmental authority or any transfer by private sale in lieu thereof), either temporarily or permanently, the Lender shall be entitled to all compensation, awards and other payment or relief thereof up to and including an amount per acre equal to the release price per acre set forth in Article V, below, and is hereby authorized, at its option, to commence, appear in and prosecute any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the night thereto are hereby assigned by the Borrower to the Lender, who, after deducting therefrom all its reasonable expenses, including reasonable attorneys' fees, shall, without affecting this Deed, apply the same in reduction of the principal sum secured hereby or in the Note or notes evidencing the Indebtedness, provided that any balance or such monies then remaining shall be paid to the Borrower. The Borrower agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as the Lender may reasonably require.

                           ARTICLE II

     2.01 Default . A Default shall have occurred hereunder, time being of the essence, if:

     (a) The Borrower shall fail to pay in full any installment of principal or interest required by the Note, this Deed to Secure Debt or otherwise and fails to remedy such nonpayment within ten (10) days; or

     (b) The Borrower shall fall to duly observe any other covenant, condition or agreement of this Deed to Secure Debt or any other instrument evidencing, securing or executed in connection with the Indebtedness and fails to remedy such breach within thirty (30) days after written notice thereof from the Lender; or

     (c) Any lien for labor or material or otherwise shall be filed against the Property and not be removed within sixty (60) calendar days of the date of such filing; or

     (d) A levy shall be made under process on, or a receiver be appointed for, the Property; or

     (e) The Borrower files a voluntary petition in bankruptcy or the Borrower is adjudicated as a bankrupt or insolvent or the Borrower files any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or the Borrower seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the Property or of any or all the rents, revenues, issues, earnings, profits or income thereof or the making of any general assignment for the benefit of creditors;

     (f) An order, judgment or decree shall be entered without the application, approval or consent of the Borrower by any court of competent jurisdiction approving a petition seeking reorganization of the Borrower or of all or a substantial part of its properties or assets or .appointing a receiver, trustee or liquidator of it and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) days; or

     (g) Title to the Property or any interest therein or in Borrower is transferred or assigned without Lender's prior written consent.

     2.02 Acceleration of Maturity. If a default shall have occurred hereunder and not be remedied within the time periods permitted hereby, then the entire unpaid principal sum of the indebtedness secured hereby, together with all interest accrued and unpaid thereon, shall, at the option of the Lender, become due and payable without notice or demand, time being of the essence of this Deed to Secure Debt and of the Note; and no omission on the part of the Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.

     2.03 Power of Sale. When the indebtedness secured hereby shall become due, whether by acceleration or otherwise, if the same is not paid to Lender and the failure to make such payment constitutes a default by Borrower hereunder, the Lender may sell and dispose of the Property at public auction, at the usual place for conducting sales at the courthouse in the county where the Property or any part thereof may be located, to the highest bidder for cash, first advertising the time, terms and place of such sale by publishing a notice thereof once a week for four consecutive weeks in a newspaper in which sheriff s advertisements are published in said county, all other notice being hereby waived by the Borrower; and the Lender may thereupon execute and deliver to the purchaser at said sale a sufficient conveyance of the Property in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale herein granted depends, and said recitals shall be presumptive evidence, insofar as the purchaser is concerned, that all preliminary acts prerequisite to said sale and deed were in all things duly complied with; and the Lender, its agents, representatives, successors or assigns may bid and purchase at such sale; and the Borrower hereby constitutes and appoints the Lender or its assigns Borrower's agent and attorney-in-fact to make such recitals, sale and conveyance, and all of the acts of such attorney-in-fact are hereby ratified, and the Borrower agrees that such recitals shall be binding and conclusive upon the Borrower, insofar as the purchaser is concerned, and that the conveyance to be made by the Lender, or its assigns, (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtesy and all other exemptions of the Borrower, or its successors in interest, in and to said Property; and the Lender, or its assigns, shall collect the proceeds of such sale, reserving therefrom all unpaid secured indebtedness with interest then due thereon, and all amounts advanced by the Lender for taxes, assessments, fire insurance premiums and other charges, together with all costs and charges for advertising, and commissions for selling the Property and reasonable attorney's fees and pay over any surplus to the Borrower; and the Borrower agrees that possession of the Property during the existence of the secured indebtedness by the Borrower, or any person claiming under the Borrower, shall be that of tenant under the Lender, or its assigns, and, in case of a sale, as herein provided, the Borrower or any person in possession under the Borrower shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over; the power and agency hereby granted .are coupled with an interest and are irrevocable by death or otherwise and are in addition to any and all other remedies which the Lender may have at law or in equity.

     2.04 Discontinuance of Proceedings and Restoration of the Parties. In case the Lender shall have proceeded to enforce any right or remedy under this Deed to Secure Debt by receiver, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then, and in every such case, the Borrower and the Lender shall be restored to their former positions and nights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceeding had been taken.

     2.05 WAIVER. THE BORROWER HEREBY WAIVES ANY RIGHT THE BORROWER MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS DEED TO SECURE DEBT TO THE LENDER AND THE BORROWER WAIVES THE BORROWER'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS DEED TO SECURE DEBT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY THE BORROWER IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AFTER THE BORROWER HAS BY THE BORROWER'S ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO THE BORROWER'S POSSIBLE ALTERNATIVE RIGHTS.

                           ARTICLE III

     3.01 Intentionally omitted.

                           ARTICLE IV

     4.01 Successors and Assigns Included in Parties. Whenever in this Deed to Secure Debt one of the parties hereto is named or referred to, the legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this indenture by or on behalf of the Borrower and by or on behalf of the Lender shall bind and inure to the benefit of their respective legal representatives, successors and assigns, whether so expressed or not.

     4.02 Headings. The headings of the sections, paragraphs and subdivisions of this Deed to Secure Debt are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     4.03 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and, if any clause or provision herein contained operates or would prospectively operate to invalidate this Deed to Secure Debt in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Deed to Secure Debt shall remain operative and in full force and effect.
     4.04 Number and Gender.   Whenever the singular or plural
number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

     4.05 Applicable Law. This Deed to Secure Debt shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Georgia.

     4.06 Time. TIME IS OF THE ESSENCE HEREOF.

     4.07 Notices. Any and all notices required or permitted to be given hereunder shall be in writing and shall be considered as given when deposited in the mail, certified, postage prepaid, return receipt requested, to the following parties:

If to the Lender:   IBF Participating Income Fund
               1733 Connecticut Avenue, N.W.
               Washington, D.C. 20009
               Attention: Mr. Robert Porco

With a copy to:     Holm & Drath LLP
               400 Park Avenue
               New York, New York 10022
               Attention: Lawrence I. Drath, Esq.

          If to the Borrower: [name]
                         Atlanta, Georgia 30303

          With copy to:

                            ARTICLE V

     5.01 Deed to Secure Debt Releases. The Lender agrees to cooperate with any applications necessary for the dedication of any plat or plats, and any documents necessary to effectuate such plans, such as the granting of or subordination to easements, dedication of roads, acquisition of utilities and requests for zoning changes; provided, however, that the Borrower shall indemnify and hold the Lender harmless from any cost or expenses incurred as a result of executing such documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Borrower and the Lender have caused their duly authorized officers to execute under seal and deliver this Deed to Secure Debt the day and year first above written.

Signed, sealed and delivered before me this       BORROWER:
_____ day of _____________, 1998.


__________________________________
Unofficial Witness

__________________________________
Notary Public                           By:
________________________________
                                   Name:
                                   Title:
My Commission Expires:

________________________

               (Signatures continued on next page)
           (Signatures continued from preceding page)

Signed, sealed and delivered before me this _____ day of _______________, 1998 LENDER:

__________________________________
Unofficial Witness                 IBF PARTICIPATING INCOME FUND

__________________________________
Notary Public                      By:
______________________________________
                              Name:
                              Title:
My Commission Expires:

______________                [CORPORATE OR BANK SEAL]

(NOTARIAL SEAL)

                           EXHIBIT "A"

ALL THAT TRACT OR PARCEL of land lying and being in the City of Atlanta, in Land Lot 78 of the 14th District of Fulton County,
Georgia, and being more particularly described as follows:

BEGINNING at the intersection of the western right-of-way line of Peachtree Street (right-of-way width varies) with the southern right-of-way line of Ellis Street (right-of-way width varies), said point being the northeastern comer of the building on said lot; running thence south 00 degrees 00 minutes 00 seconds east along the western right-of-way line of Peachtree Street, a distance of 63.28 feet to a comer of said building and the property of Metropolitan Atlanta Rapid Transit Authority (Peachtree Center Station); thence leaving said right-of-way line of Peachtree Street, and running south 89 degrees 53 minutes 46 seconds west along said MARTA property, a distance of 70.60 feet to a comer of said building and the eastern side of a 10-foot alley; running thence north 00 degrees 05 minutes 02 seconds west along the eastern side of said alley, a distance of 63.45 feet to a comer of said building and the southern right-of-way fine of Ellis Street; running thence north 89 degrees 57 minutes 57 seconds east along said right-of-way fine of Ellis Street, a distance of 70.70 feet to the POINT OF BEGINNING; according to ALTA/ACSM Land Title Survey for "The Demm Group, Inc. & Chicago Title Insurance Company," dated January 16, 1998, prepared by Watts & Browning Engineers, Inc., under the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554; said tract of land containing 0. 10277 acre (4,477 square feet) and being improved property having a 15story brick building located thereon, known as 174-178 Peachtree Street, N.W., according to the present system of numbering in the City of Atlanta, said survey being incorporated herein and made a part hereof by reference.

TOGETHER WITH all right, title, and interest, if any, in and to the aforesaid alley.

                           EXHIBIT "B"

1 All taxes for the year 1998 and subsequent years, and any additional taxes resulting from reassessment of the subject property.

2. Title to the alley adjoining the subject property on the west and rights of the adjoining property owners in and to the use of said alley as established by an Agreement by and between A.G. Rhodes and J.B. Frost, W.H. Kiser, J.F. Kiser, Sanders Loan and Investment Company, and Asa Candler, dated February 17, 1913, recorded in Deed Book 355, Page 304, Fulton County, Georgia Records.

3. Rights of the owner of the property adjoining to the south of the subject property to require the removal of three cornices, or projections, on the southern side of the building located on the subject property, which extend over the property line, as provided in an Agreement by and between H.H. and J.F. Kiser and Walton Investment Company, dated July 31, 1913, recorded in Deed Book 427, Page 492, aforesaid records.

4. Rights of the City of Atlanta to a part of the basement of said building which protrudes under the sidewalk on the Peachtree Street side of the subject property, conveyed as a ten foot (10') strip on the Peachtree Street side of the property for sidewalk purposes only, by quitclaim deed dated February 24, 1913, recorded in Deed Book 409, Page 217, aforesaid records.

5. Permanent Subsurface Easement acquired by the City of Atlanta in Civil Action File Number C-39679, Superior Court of Fulton County, dated May 4,1978, a copy of which order is recorded in Deed Book 6995, Page 167, aforesaid records, and subsequently conveyed by Deed from City of Atlanta to Metropolitan Atlanta Rapid Transit Authority, dated May 6, 1978, recorded in Deed Book 6981, Page 383, aforesaid records; said easement being below the elevation of 1060 feet above U.P.S.C. and G.S. 1929 adjusted mean sea level within the bound of the subject property for all purposes necessary or incidental to the Metropolitan Atlanta Rapid Transit Authority's construction, use and maintenance of a rapid rail transit system, and appurtenances, including, but not limited to, the right to construct, use, and maintain within said easement an escalator tunnel for public access to and from Metropolitan Atlanta Rapid Transit Authority's Peachtree Center station located south of the subject property.

6. Those matters as disclosed by that certain survey entitled "ALTA/ACSM Land Title Survey for The Demm. Group, Inc. & Chicago Title Insurance Company," prepared by Watts & Browning, Engineers, bearing the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554, dated January 16, 1998, as follows:

          (i)       subterranean MARTA easement; and

          (ii) ten (10) foot alley along the west line of the subject property.
                               AFTER RECORDING, PLEASE RETURN TO:

                                   Holm & Drath LLP
                                   400 Park Avenue
                                   New York, New York 10022
                                   Attention: Lawrence I. Drath,
                         Esq.

STATE OF GEORGIA

COUNTY OF COBB

                       DEED TO SECURE DEBT

     THIS INDENTURE, made as of the 26th day of June, 1998, by and between [name], a Georgia limited liability company
(hereinafter referred to as the "Borrower "), and IBF
PARTICIPATING INCOME FUND, a Delaware corporation (hereinafter referred to as the "Lender");

                           WITNESSETH:

     WHEREAS, Borrower has executed and delivered to Lender that certain Promissory Note dated on or about the date hereof (the "Note") evidencing certain indebtedness of Borrower to Lender in the original principal amount of S 1,800,000.00 arising from the loan in such amount made by Lender to Borrower; and

     WHEREAS, Borrower and Lender desire to enter into this Deed to Secure Debt in order to secure the aforesaid indebtedness.

     NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

     That for and in consideration of the sum of Ten and No/100 ($10.00) Dollars in hand paid and the other considerations hereinafter mentioned, receipt whereof is hereby acknowledged, the Borrower does hereby bargain, sell, grant and convey to the Lender, its successors and assigns all of the land described in Exhibit "A" attached hereto and incorporated herein, together with all buildings, improvements (including improvements to be made hereafter) and fixtures attached or affixed thereto (hereinafter collectively called the "Property ").

     TOGETHER WITH all and singular the rights, members and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Property hereinabove mentioned or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Borrower.

     TO HAVE AND TO HOLD the premises and all parts, rights, members and appurtenances thereof to the use, benefit and behalf of the Lender, its successors and assigns in fee simple forever; and the Borrower covenants that the Borrower is lawfully seized and possessed of the Property in fee simple and has good right to convey the same, and that the Borrower will warrant and defend the title thereto against the claims of all persons claiming by, through or under Borrower, subject only to those matters enumerated on Exhibit "B", attached hereto and made a part hereof

     This conveyance is intended (i) to constitute a security agreement as required under the Uniform Commercial Code of Georgia and (ii) to operate as and to be construed as a deed passing the title to the Property to the Lender and is made under those provisions of the existing laws of the State of Georgia relating to Deeds to Secure Debt, and not as a mortgage, and is given to secure (a) a debt evidenced by the Note, payable to the order of the Lender in the principal sum of $1,800,000.00 with interest payable at the rate therein specified, to be paid as specified in the Note (said amount hereinafter sometimes referred to as the "Indebtedness"); (b) any and all renewals and extensions of the Note; and (c) all costs of collection including reasonable attorneys fees if collected by or through an attorney at law. The entire unpaid principal balance and all accrued and unpaid interest thereon, if not sooner paid, shall be due and payable on December 23, 1998, as such due date may be extended for one period of six (6) months to June 22, 1999, as provided in the Note.

     The Borrower covenants with the Lender as follows:

                            ARTICLE I

     1.01 Payment of Indebtedness. The Borrower will pay the Note according to the tenor thereof and all other sums secured hereby promptly as the same shall become due.

     1.02 Taxes, Liens and Other Charges.

     (a) The Borrower will pay, before the same become delinquent, all taxes, liens, assessments and charges of every character already levied or assessed or that may hereafter be levied or assessed upon or against the Property and all utility charges, whether public or private.

     (b) The Borrower will not suffer or create any mechanic's, materialmen's, laborer's statutory or other lien which might or could be prior to, equal, or junior to this Deed to Secure Debt to be created or to remain outstanding upon any part of the Property, except as a Permitted Encumbrance.

     1.03 Insurance. The Borrower shall keep the buildings and improvements now existing upon the Property insured for the lesser of their replacement value or fair market value against loss or damage by fire and other casualty including (i) fire, and
(ii) the perils covered by extended coverage insurance. Such insurance shall be maintained with such companies as are authorized to do business in the State of Georgia. Such policies shall insure the Lender's interest in the Property, name the Lender as an insured party thereunder, provide that the losses thereunder shall be payable to the Lender and provide that no cancellation or reduction in coverage shall be effective unless the insurer first gives the Lender thirty (30) days' prior written notice.

     1.04 Care of Premises.

     (a) If the Property or any part thereof is damaged by fire or any other cause, the Borrower will give immediate written notice of such damage to the Lender.

     (b) The Lender or its representative is hereby authorized to enter upon and inspect the Property at any time during normal business hours upon reasonable advance notice to the Borrower.

     (c) The Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Property or any part thereof, subject to the right to contest the same in good faith.

     (d) The Borrower shall not permit any waste to the Property.

     1.05 Expenses. The Borrower will pay or reimburse the Lender for all reasonable attorneys' fees, costs and expenses incurred by the Lender in any action, legal proceeding or dispute of any kind in which the Lender is made a party, or appears as party plaintiff or defendant affecting the Indebtedness, this Deed to Secure Debt or the interest created herein, or the Property, including but not limited to the exercise of the power of sale of this Deed to Secure Debt, any condemnation action involving the Property or any action to protect the security hereof, and any such amounts paid by the Lender shall be added to and be a part of the Indebtedness.

     1.06 Performance by the Lender of Defaults by the Borrower. If the Borrower shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Property, in the payment of any insurance premium, in the procurement of insurance, coverage or in the performance or observance of any covenant, condition or term of this Deed to Secure Debt, and such default is not cured within the applicable notice and cure periods set forth herein, then the Lender, at its option, may, but shall not be required to, perform or observe the same, and all payments made or costs incurred by the Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Borrower to the Lender.

     1.07 Condemnation. If all or any part of the Property shall be damaged or taken through condemnation (which term when used in this Deed to Secure Debt shall include any damage or taking by any governmental authority or any transfer by private sale in lieu thereof), either temporarily or permanently, the Lender shall be entitled to all compensation, awards and other payment or relief thereof up to and including an amount per acre equal to the release price per acre set forth in Article V, below, and is hereby authorized, at its option, to commence, appear in and prosecute any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the night thereto are hereby assigned by the Borrower to the Lender, who, after deducting therefrom all its reasonable expenses, including reasonable attorneys' fees, shall, without affecting this Deed, apply the same in reduction of the principal sum secured hereby or in the Note or notes evidencing the Indebtedness, provided that any balance or such monies then remaining shall be paid to the Borrower. The Borrower agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as the Lender may reasonably require.

                           ARTICLE II

     2.01 Default . A Default shall have occurred hereunder, time being of the essence, if:

     (a) The Borrower shall fail to pay in full any installment of principal or interest required by the Note, this Deed to Secure Debt or otherwise and fails to remedy such nonpayment within ten (10) days; or

     (b) The Borrower shall fall to duly observe any other covenant, condition or agreement of this Deed to Secure Debt or any other instrument evidencing, securing or executed in connection with the Indebtedness and fails to remedy such breach within thirty (30) days after written notice thereof from the Lender; or

     (c) Any lien for labor or material or otherwise shall be filed against the Property and not be removed within sixty (60) calendar days of the date of such filing; or

     (d) A levy shall be made under process on, or a receiver be appointed for, the Property; or

     (e) The Borrower files a voluntary petition in bankruptcy or the Borrower is adjudicated as a bankrupt or insolvent or the Borrower files any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or the Borrower seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the Property or of any or all the rents, revenues, issues, earnings, profits or income thereof or the making of any general assignment for the benefit of creditors;

     (f) An order, judgment or decree shall be entered without the application, approval or consent of the Borrower by any court of competent jurisdiction approving a petition seeking reorganization of the Borrower or of all or a substantial part of its properties or assets or .appointing a receiver, trustee or liquidator of it and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) days; or

     (g) Title to the Property or any interest therein or in Borrower is transferred or assigned without Lender's prior written consent.

     2.02 Acceleration of Maturity. If a default shall have occurred hereunder and not be remedied within the time periods permitted hereby, then the entire unpaid principal sum of the indebtedness secured hereby, together with all interest accrued and unpaid thereon, shall, at the option of the Lender, become due and payable without notice or demand, time being of the essence of this Deed to Secure Debt and of the Note; and no omission on the part of the Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.

     2.03 Power of Sale. When the indebtedness secured hereby shall become due, whether by acceleration or otherwise, if the same is not paid to Lender and the failure to make such payment constitutes a default by Borrower hereunder, the Lender may sell and dispose of the Property at public auction, at the usual place for conducting sales at the courthouse in the county where the Property or any part thereof may be located, to the highest bidder for cash, first advertising the time, terms and place of such sale by publishing a notice thereof once a week for four consecutive weeks in a newspaper in which sheriff s advertisements are published in said county, all other notice being hereby waived by the Borrower; and the Lender may thereupon execute and deliver to the purchaser at said sale a sufficient conveyance of the Property in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale herein granted depends, and said recitals shall be presumptive evidence, insofar as the purchaser is concerned, that all preliminary acts prerequisite to said sale and deed were in all things duly complied with; and the Lender, its agents, representatives, successors or assigns may bid and purchase at such sale; and the Borrower hereby constitutes and appoints the Lender or its assigns Borrower's agent and attorney-in-fact to make such recitals, sale and conveyance, and all of the acts of such attorney-in-fact are hereby ratified, and the Borrower agrees that such recitals shall be binding and conclusive upon the Borrower, insofar as the purchaser is concerned, and that the conveyance to be made by the Lender, or its assigns, (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtesy and all other exemptions of the Borrower, or its successors in interest, in and to said Property; and the Lender, or its assigns, shall collect the proceeds of such sale, reserving therefrom all unpaid secured indebtedness with interest then due thereon, and all amounts advanced by the Lender for taxes, assessments, fire insurance premiums and other charges, together with all costs and charges for advertising, and commissions for selling the Property and reasonable attorney's fees and pay over any surplus to the Borrower; and the Borrower agrees that possession of the Property during the existence of the secured indebtedness by the Borrower, or any person claiming under the Borrower, shall be that of tenant under the Lender, or its assigns, and, in case of a sale, as herein provided, the Borrower or any person in possession under the Borrower shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over; the power and agency hereby granted .are coupled with an interest and are irrevocable by death or otherwise and are in addition to any and all other remedies which the Lender may have at law or in equity.

     2.04 Discontinuance of Proceedings and Restoration of the Parties. In case the Lender shall have proceeded to enforce any right or remedy under this Deed to Secure Debt by receiver, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then, and in every such case, the Borrower and the Lender shall be restored to their former positions and nights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceeding had been taken.

     2.05 WAIVER. THE BORROWER HEREBY WAIVES ANY RIGHT THE BORROWER MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS DEED TO SECURE DEBT TO THE LENDER AND THE BORROWER WAIVES THE BORROWER'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS DEED TO SECURE DEBT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY THE BORROWER IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AFTER THE BORROWER HAS BY THE BORROWER'S ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO THE BORROWER'S POSSIBLE ALTERNATIVE RIGHTS.

                           ARTICLE III

     3.01 Intentionally omitted.

                           ARTICLE IV

     4.01 Successors and Assigns Included in Parties. Whenever in this Deed to Secure Debt one of the parties hereto is named or referred to, the legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this indenture by or on behalf of the Borrower and by or on behalf of the Lender shall bind and inure to the benefit of their respective legal representatives, successors and assigns, whether so expressed or not.

     4.02 Headings. The headings of the sections, paragraphs and subdivisions of this Deed to Secure Debt are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     4.03 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and, if any clause or provision herein contained operates or would prospectively operate to invalidate this Deed to Secure Debt in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Deed to Secure Debt shall remain operative and in full force and effect.
     4.04 Number and Gender.   Whenever the singular or plural
number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

     4.05 Applicable Law. This Deed to Secure Debt shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Georgia.

     4.06 Time. TIME IS OF THE ESSENCE HEREOF.

     4.07 Notices. Any and all notices required or permitted to be given hereunder shall be in writing and shall be considered as given when deposited in the mail, certified, postage prepaid, return receipt requested, to the following parties:

If to the Lender:   IBF Participating Income Fund
               1733 Connecticut Avenue, N.W.
               Washington, D.C. 20009
               Attention: Mr. Robert Porco

With a copy to:     Holm & Drath LLP
               400 Park Avenue
               New York, New York 10022
               Attention: Lawrence I. Drath, Esq.

If to the Borrower: [name]

               Atlanta, Georgia 30303


With copy to:       Kilpatrick Stockton LLP
               1100 Peachtree Street, Suite 2800
               Atlanta, Georgia 30309-4530
               Attention: Mark A. Palmer, Esq. and W. Randy
     Eaddy, Esq.

                            ARTICLE V

     5.01 Deed to Secure Debt Releases. The Lender agrees to cooperate with any applications necessary for the dedication of any plat or plats, and any documents necessary to effectuate such plans, such as the granting of or subordination to easements, dedication of roads, acquisition of utilities and requests for zoning changes; provided, however, that the Borrower shall indemnify and hold the Lender harmless from any cost or expenses incurred as a result of executing such documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Borrower and the Lender have caused their duly authorized officers to execute under seal and deliver this Deed to Secure Debt the day and year first above written.

Signed, sealed and delivered before me this       BORROWER:
_____ day of _____________, 1998.


__________________________________      [name]
Unofficial Witness

__________________________________
Notary Public                           By:
________________________________
                                   Name:
                                   Title:
My Commission Expires:

________________________

               (Signatures continued on next page)
           (Signatures continued from preceding page)

Signed, sealed and delivered before me this _____ day of _______________, 1998 LENDER:

__________________________________
Unofficial Witness                 IBF PARTICIPATING INCOME FUND

__________________________________
Notary Public                      By:
______________________________________
                              Name:
                              Title:
My Commission Expires:

______________                [CORPORATE OR BANK SEAL]

(NOTARIAL SEAL)

                           EXHIBIT "A"

ALL THAT TRACT OR PARCEL of land lying and being in the City of Atlanta, in Land Lot 78 of the 14th District of Fulton County,
Georgia, and being more particularly described as follows:

BEGINNING at the intersection of the western right-of-way line of Peachtree Street (right-of-way width varies) with the southern right-of-way line of Ellis Street (right-of-way width varies), said point being the northeastern comer of the building on said lot; running thence south 00 degrees 00 minutes 00 seconds east along the western right-of-way line of Peachtree Street, a distance of 63.28 feet to a comer of said building and the property of Metropolitan Atlanta Rapid Transit Authority (Peachtree Center Station); thence leaving said right-of-way line of Peachtree Street, and running south 89 degrees 53 minutes 46 seconds west along said MARTA property, a distance of 70.60 feet to a comer of said building and the eastern side of a 10-foot alley; running thence north 00 degrees 05 minutes 02 seconds west along the eastern side of said alley, a distance of 63.45 feet to a comer of said building and the southern right-of-way fine of Ellis Street; running thence north 89 degrees 57 minutes 57 seconds east along said right-of-way fine of Ellis Street, a distance of 70.70 feet to the POINT OF BEGINNING; according to ALTA/ACSM Land Title Survey for "The Demm Group, Inc. & Chicago Title Insurance Company," dated January 16, 1998, prepared by Watts & Browning Engineers, Inc., under the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554; said tract of land containing 0. 10277 acre (4,477 square feet) and being improved property having a 15story brick building located thereon, known as 174-178 Peachtree Street, N.W., according to the present system of numbering in the City of Atlanta, said survey being incorporated herein and made a part hereof by reference.

TOGETHER WITH all right, title, and interest, if any, in and to the aforesaid alley.

                           EXHIBIT "B"

1 All taxes for the year 1998 and subsequent years, and any additional taxes resulting from reassessment of the subject property.

2. Title to the alley adjoining the subject property on the west and rights of the adjoining property owners in and to the use of said alley as established by an Agreement by and between A.G. Rhodes and J.B. Frost, W.H. Kiser, J.F. Kiser, Sanders Loan and Investment Company, and Asa Candler, dated February 17, 1913, recorded in Deed Book 355, Page 304, Fulton County, Georgia Records.

3. Rights of the owner of the property adjoining to the south of the subject property to require the removal of three cornices, or projections, on the southern side of the building located on the subject property, which extend over the property line, as provided in an Agreement by and between H.H. and J.F. Kiser and Walton Investment Company, dated July 31, 1913, recorded in Deed Book 427, Page 492, aforesaid records.

4. Rights of the City of Atlanta to a part of the basement of said building which protrudes under the sidewalk on the Peachtree Street side of the subject property, conveyed as a ten foot (10') strip on the Peachtree Street side of the property for sidewalk purposes only, by quitclaim deed dated February 24, 1913, recorded in Deed Book 409, Page 217, aforesaid records.

5. Permanent Subsurface Easement acquired by the City of Atlanta in Civil Action File Number C-39679, Superior Court of Fulton County, dated May 4,1978, a copy of which order is recorded in Deed Book 6995, Page 167, aforesaid records, and subsequently conveyed by Deed from City of Atlanta to Metropolitan Atlanta Rapid Transit Authority, dated May 6, 1978, recorded in Deed Book 6981, Page 383, aforesaid records; said easement being below the elevation of 1060 feet above U.P.S.C. and G.S. 1929 adjusted mean sea level within the bound of the subject property for all purposes necessary or incidental to the Metropolitan Atlanta Rapid Transit Authority's construction, use and maintenance of a rapid rail transit system, and appurtenances, including, but not limited to, the right to construct, use, and maintain within said easement an escalator tunnel for public access to and from Metropolitan Atlanta Rapid Transit Authority's Peachtree Center station located south of the subject property.

6. Those matters as disclosed by that certain survey entitled "ALTA/ACSM Land Title Survey for The Demm. Group, Inc. & Chicago Title Insurance Company," prepared by Watts & Browning, Engineers, bearing the seal and certification of V.T. Hammond, Georgia Registered Land Surveyor No. 2554, dated January 16, 1998, as follows:

          (i)       subterranean MARTA easement; and

          (ii) ten (10) foot alley along the west line of the subject property.